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                                                                   Exhibit 10.77

                               AMENDMENT NO. 4 TO
                          SALE AND SERVICING AGREEMENT

             AMENDMENT NO. 4 (this "Amendment"), dated as of September 27, 2002, to the SALE AND SERVICING AGREEMENT, dated as of September 14, 2000, by and among AMERICREDIT MANHATTAN TRUST, a Delaware business trust (the "Borrower"), AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation ("AFS"), as a seller and as servicer (in such capacities, the "Primary Seller" and the "Servicer", respectively), AMERICREDIT FUNDING CORP. V, a Delaware corporation, as a seller (the "Secondary Seller," and, together with the Primary Seller, the "Sellers," and each, a "Seller"), and JPMORGAN CHASE BANK, a New York banking corporation ("Chase"), as backup servicer and as administrative agent (in such capacities, the "Backup Servicer" and the "Administrative Agent," respectively).

                              W I T N E S S E T H :

             WHEREAS, the Borrower, the Sellers, the Servicer, the Backup Servicer and the Administrative Agent have entered into a Sale and Servicing Agreement, dated as of September 14, 2000, as amended by Amendment No. 1 thereto dated as of March 30, 2001, Amendment No. 2 thereto dated as of April 27, 2001 and Amendment No. 3 thereto dated as of September 28, 2001 (the "Agreement");

             WHEREAS, the parties hereto wish to amend the Agreement as hereinafter provided.

             NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

             SECTION 1. Defined Terms. Unless otherwise defined herein, the terms used herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Agreement. For all purposes of this Amendment, "Effective Date" shall mean September 27, 2002.

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             SECTION 2. Amendments to Agreement. The Agreement is hereby amended, effective on the Effective Date, as follows:

         (a) Annex A to the Agreement shall be amended in clause (iv) of the definition of "Commitment Expiry Date" by deleting the reference to "September 27, 2002" and by inserting in its place "September 26, 2003".

         (b) Annex A to the Agreement shall be amended by deleting the definition of "Excess Spread Deficiency" in its entirety.

         (c) Annex A to the Agreement shall be amended by deleting the definitions of "Determination Date", "Distribution Date", "Excess Spread", "Financed Vehicle", "Managed Assets", "Net Losses" and "PARCO Facility Limit" and by replacing them with the following definitions:

                        "Determination Date" means, with respect to any Collection Period, the second (2nd) Business Day preceding the related Distribution Date.

                        "Distribution Date" means, with respect to each Collection Period and commencing with the September 2002 Collection Period, the fifteenth (15/th/) day of the calendar month immediately following such Collection Period (or, if such day is not a Business Day, the immediately following Business Day).

                        "Excess Spread" means, with respect to the Pool Balance as it relates to Receivables, (i) the product of the Weighted Average Coupon thereof and the Performing Loan Factor minus (ii) the sum of (x) Weighted Average Hedge Strike Price, (y) 2.00% (representing the fees of the Servicer and other transaction fees and expenses) and (z) the Funded Spread. Excess Spread shall be calculated as of the close of business on the Accounting Date for purposes of the Servicer's Determination Date Certificate and as of the close of the previous Business Day for any Servicer's Receivables Sale Date Certificate. For purposes of the calculation of Excess Spread to be reflected in any Servicer's Receivables Sale Date Certificate, "Receivables constituting the Pool Balance" shall be deemed to include the Receivables to be sold on the related Receivables Sale Date.

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                        "Financed Vehicle" means, in respect of receivables in
         the Managed Assets, an automobile or light-duty truck, van or minivan, together with all accessions thereto, securing an Obligor's indebtedness under the respective receivable.

                        "Managed Assets" means, as of any date of determination, all receivables (whether or not thereafter sold or disposed of) that are serviced by the Servicer and any of its Affiliates as of such date, calculated in a manner consistent with the components of "managed receivables" in the most recent reports on Form 10-K or Form 10-Q filed by AmeriCredit Corp. with the Securities and Exchange Commission.

                        "Net Losses" means, with respect to a Collection Period, the aggregate Principal Balance of Managed Assets that became charged off (without regard to the application of any dealer discount) during such period, less the aggregate amount of recoveries on Managed Assets during such Period.

                        "PARCO Facility Limit" shall mean $250,000,000.

         (d) Annex A to the Agreement shall be amended in clause (iv) of the definition of "Pool Limitations" by inserting the words "or equal to" after the words "less than" therein.

         (e) Annex A to the Agreement shall be amended in the definition of "Notice Address" by deleting clause (iv) in its entirety and by replacing it with the following:

         (iv)  JPMorgan Chase Bank, as Administrative Agent
               450 West 33/rd/ Street, 15/th/ Floor
               New York, New York 10001
               Attention: Conduit Administration
               Telephone No.:  (212) 946-3910
               Telecopier No.: (212) 946-8098
               E-Mail: cpadmin@chase.com

         (f) Annex A to the Agreement shall be amended by inserting the following definitions in alphabetical order:

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                "Charge-Offs" means, with respect to any Collection Period, with respect to the receivables in any Receivables Pool or the Managed Assets, the aggregate principal balances of all such receivables (i) as to which 5% or more of a scheduled receivable payment shall have become 120 or more days delinquent (excluding receivables for which the Financed Vehicle has been repossessed and receivables for which the Obligor is bankrupt), or (ii) that the Servicer has charged-off (or in respect of which the Servicer has otherwise determined in good faith that payments relating thereto are not likely to be resumed).

                "Credit Enhancement Rate" means, on any date of determination, the percentage obtained by comparing Excess Spread with respect to the Pool Balance and the weighted average Credit Score for the Pool Balance by reference to the following table (as increased from time to time as provided in the following proviso):

                                                                     Credit Score
--------------------------------------------------------------------------------------------------------------
                 Excess Spread                   220-224      225-229      230-234       235-239        240+
--------------------------------------------------------------------------------------------------------------
   Credit        ** 9.0%                          16.00%       13.00%        10.00%        7.00%        5.50%

   Enhancement   ** 8.5% and * or = 9.0%          18.50%       13.50%        10.50%        7.50%        5.50%

   Rate          ** 8.0% and * or = 8.5%          18.50%       14.00%        11.40%        8.50%        5.50%

                 ** 7.5% and * or = 8.0%          18.50%       15.00%        12.20%        9.00%        6.50%

                 ** 7.0% and * or = 7.5%          19.00%       16.00%        13.00%        9.50%        7.00%

                 ** 6.5% and * or = 7.0%          19.50%       16.75%        14.00%       10.00%        7.50%

                 ** 6.0% and * or = 6.5%          20.00%       17.50%        15.00%       10.50%        8.00%

                 ** 5.5% and * or = 6.0%          20.50%       18.25%        16.00%       11.50%        9.00%
--------------------------------------------------------------------------------------------------------------

*  less than
** greater than

         provided that (i) the percentage obtained above shall be increased by 3% if the average of the Receivables Pool Servicer Delinquency Ratios for the preceding three Collection Periods at such time is greater than the percentage obtained by reference to the table below, (ii) the percentage obtained above shall be increased by 6% if the cumulative net loss ratio for any AFS public term securitization entered into in the preceding 24-month period exceeds the limits set forth on Exhibit B to the Security and Funding Agreement (and the Required Lending Groups have not waived such event); and (iii) the percentage obtained

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above shall be increased by 2% if a Trigger Event occurs (provided that the
Advance Percentage shall remain at such reduced percentage until such time as the related Trigger Event has been cured for a period of three (3) consecutive months).

         Seasoning                  Receivables Pool
         (In Months)                Servicer Delinquency Ratio

           1-12                             4.0%
          13-24                             5.0%

                  "Interest Expense" means, with respect to AmeriCredit Corp. on a consolidated basis and for any period, AmeriCredit Corp.'s interest expense during such period for money borrowed (exclusive of any such interest expense on any "off-balance sheet" securitizations or "off-balance sheet" warehouse facilities), calculated in accordance with GAAP.

                  "Net Loss Ratio" means, as of any Determination Date, the ratio obtained by reference to the following formula:

                                    (A/B) x C

 where:

 A = the aggregate amount of Net Losses for the Managed Assets that have occurred during the six (6) Collection Periods immediately preceding such Determination Date divided by the average aggregate Principal Balance of the Managed Assets during such six-month period;

 B = the actual number of calendar days in such six-month period; and

 C = the actual number of days in AFS's fiscal year in which the most recently ended Collection Period occurred.

                  "Performing Loan Factor" means, as of the last day of any Collection Period, 100% minus the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance on


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                such date of each receivable in the Managed Assets with respect to which 5% or more of any scheduled payment is more than 60 days past due (including a receivable for which the related Financed Vehicle has been repossessed and the proceeds thereof have not be realized by the Servicer), and the denominator of which is the aggregate principal balance of all receivables in the Managed Assets on the last day of such Collection Period.

                              "Receivables Pool" means, with respect to any date
                of determination, each receivables pool supporting an asset-backed securitization sponsored by AFS that became effective on or after the date that is two years prior to such date of determination (excluding any receivables held as part of any warehouse arrangement).

                              "Receivables Pool Servicer Delinquency Ratio"
                means, as of the last day of a Collection Period, for any Receivables Pool, the ratio, expressed as a percentage, computed by dividing (i) the aggregate principal balance on such date of each receivable in such Receivables Pool with respect to which more than 5% of a scheduled payment is more than 60 days past due (excluding a receivable for which the financed vehicle has been repossessed and the proceeds thereof have not been realized by the Servicer) by (ii) the aggregate principal balance of all receivables in such Receivables Pool on the first day of such Collection Period.

                              "Trigger Event" means, with respect to any Funding
                Date, either (i) the occurrence, with respect to asset-backed securities issued within the three year period ending on such Funding Date, which are backed by automobile installment sales contracts (("receivables") (other than asset-backed securities which are backed, except for an insubstantial portion, by automobile installment sales contracts with respect to which the Obligors thereunder, at the time of origination of such sales contracts, were residents of Canada; such securities, "Canadian Securities") and with respect to which AmeriCredit Corp. or any Affiliate of AmeriCredit Corp. is the servicer, of an "event of default" or similar event under any applicable enhancement or insurance agreement or an "amortization event", "pay-out event" or similar event under any applicable sale and servicing agreement or indenture, which event has the potential consequence, inter alia, under the related agreements of requiring the acceleration or early amortization of the

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                related securities or permitting the realization upon the
                receivables and/or other collateral; or (ii) the occurrence of a "trigger event", "spread capture event" or any other analogous event however denominated, with respect to asset-backed securities issued within the three year period ending on such Funding Date (other than Canadian Securities) which relate to receivables (as defined in clause (i)) and with respect to which AmeriCredit Corp. or any Affiliate of AmeriCredit Corp. is the servicer, which event is based on the performance of such receivables and has the potential consequence under the related agreements of causing the amount required to be retained in any related spread or reserve account or the level of any other enhancement to be increased.

                (g) Annex A to the Agreement shall be amended in clauses 1 and 2 of the definition of "Portfolio Performance Trigger" by deleting such clauses in their entirety and by replacing them with the following:

                1. Either (i) for the period from and including each April to and including each September, the average aggregate Principal Balance of Managed Assets with respect to which 5% or more of any scheduled payment is more than 60 days past due (including a Managed Asset secured by a repossessed motor vehicle) for the preceding three calendar months exceeds 5.5% of the aggregate Principal Balance of Managed Assets for the preceding three calendar months or (ii) for the period from and including each October to and including each March, the average aggregate Principal Balance of Managed Assets with respect to which 5% or more of any scheduled payment is more than 60 days past due (including a Managed Asset secured by a repossessed motor vehicle) for the preceding three calendar months exceeds 6.5% of the aggregate Principal Balance of Managed Assets for the preceding three calendar months.

                2. the Net Loss Ratio exceeds 8%.

                (h) Annex A to the Agreement shall be amended in clause (i) of the definition of "Termination Event" by deleting such clause in its entirety and by replacing it with the following:

                       (i) The Tangible Net Worth of AmeriCredit Corp. shall be
                less than the sum of (a) $1,000,000,000 and (b) 75% of the cumulative

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         positive net income (without deduction for negative net income) of
         AmeriCredit Corp. for each fiscal quarter having been completed since March 31, 2002, as reported in each annual report on Form 10-K and periodic report on Form 10-Q filed by AmeriCredit Corp. with the Securities and Exchange Commission.

         (i) Annex A to the Agreement shall be amended by deleting the following definitions in their entirety: "Eiffel", "Eiffel Alternate Base Rate", "Eiffel Eurodollar Rate", "Eiffel Facility Limit", "Eiffel Funding Agent", "Eiffel LIBOR", "Eiffel Liquidity Asset Purchase Agreement", "Eiffel Liquidity Banks", "Eiffel Prime Rate" and "Eiffel Wind-Down Event". All other references in Annex A to "Eiffel" and "Eiffel Funding, LLC", and to defined terms related to "Eiffel", shall be of no further force and effect, and all defined terms containing such references shall be construed for all purposes as if such references did not exist.

               (j) Annex A to the Agreement shall be amended by deleting the following definitions in their entirety: "Gotham", "Gotham Alternate Base Rate", "Gotham Eurodollar Rate", "Gotham Facility Limit", "Gotham APA Bank", "Gotham Funding Agent", "Gotham LIBOR", "Gotham Asset Purchase Agreement", "Gotham Liquidity Agreement", "Gotham Liquidity Facility, "Gotham Liquidity Banks", "Gotham Prime Rate" and "Gotham Wind-Down Event". All other references in Annex A to "Gotham" and "Gotham Funding Corporation", and to defined terms related to "Gotham", shall be of no further force and effect, and all defined terms containing such references shall be construed for all purposes as if such references did not exist.

               (k) Annex A to the Agreement shall be amended by deleting the following definitions in their entirety: "HLS", "HLS Alternate Base Rate", "HLS Eurodollar Rate", "HLS Facility Limit", "HLS Liquidity Loan Agreement", "HLS Funding Agent", "HLS LIBOR", "HLS Liquidity Banks", "HLS Prime Rate" and "HLS Wind-Down Event". All other references in Annex A to "HLS" and "Holland Limited Securitization, Inc.", and to defined terms related to "HLS", shall be of no further force and effect, and all defined terms containing such references shall be construed for all purposes as if such references did not exist.

               SECTION 3. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

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                SECTION 4. Consents; Binding Effect. The execution and delivery by the parties hereto of this Amendment shall constitute the written consent of each of them to this Amendment. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

                SECTION 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                SECTION 6. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                SECTION 7. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                SECTION 8. Agreement to Remain in Full Force and Effect. Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. This Amendment shall be deemed to be an amendment to the Agreement. All references in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and all references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement as amended hereby.

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       IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to the Sale and Servicing Agreement to be executed as of the date and year first above written.

                                        AMERICREDIT MANHATTAN TRUST,
                                         as Borrower

                                        By: Bankers Trust (Delaware), solely as
                                        Trustee of the AmeriCredit Manhattan
                                        Trust

                                        By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:



                                        AMERICREDIT FUNDING CORP. V, as
                                         Seller

                                        By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:



                                        AMERICREDIT FINANCIAL SERVICES,
                                         INC., as Servicer and Primary Seller

                                        By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:



                                        JPMORGAN CHASE BANK, not
                                         in its individual capacity, but solely
                                         as Backup Servicer

                                        By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:

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                                        JPMORGAN CHASE BANK, as
                                         Administrative Agent on behalf of
                                         the Secured Parties


                                        By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:

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